Exhibit 99.1

DRAFT NOT FOR IMMEDIATE RELEASE

VIRTUALSCOPICS, INC. REPORTS 2015 SECOND QUARTER AND SIX MONTHS
FINANCIAL RESULTS; REVENUES INCREASE 14% FROM 2014 SECOND
QUARTER AND 17% ABOVE THE SIX MONTHS REPORTED IN 2014

ROCHESTER, N.Y., August 11, 2015—VirtualScopics, Inc. (NASDAQ:VSCP), a leading provider of clinical trial imaging solutions, today reported financial results for the second quarter and six months ended June 30, 2015. Revenues for the second quarter of 2015 rose 14% to $3,019,126 compared to revenues of $2,648,747 for the comparable prior year period. The company reported a net loss for the second quarter of 2015 of $546,992, or $0.20 loss per share, representing a 25% improvement from a net loss of $731,531, or $0.26 loss per share, reported in the second quarter of 2014. Revenues for the first half of 2015 rose 17% to $5,833,568 compared to revenues of $5,001,732 for the comparable prior year period. The company reported a net loss for the first half of 2015 of $1,099,664, or $0.40 loss per share, representing a 20% improvement from a net loss of $1,377,904, or $0.49 loss per share, reported in the first half of 2014.

“The 17% increase in revenue during the first half of 2015 is the result of the company’s strong performance in awards and bookings in 2014,” said Eric. T. Converse, president and chief executive officer of VirtualScopics, Inc. “During the coming year, the entire VirtualScopics team is focused on continuing to improve revenues while building the company’s backlog and returning the business to profitability. We believe we have created a very positive path and are excited to see this continue for the remainder of the year.”

In addition, VirtualScopics has secured a line of credit for up to $2 million with Silicon Valley Bank which will be used as a non-dilutive cash facility for any operating and financial needs. “We are pleased to have this line in place, it provides us with operating capital to offset fluctuations in cash flow,” said Jim Groff, chief financial officer of VirtualScopics, Inc.

Conference Call and Webcast Information

The company’s management will host a conference call and webcast today at 4:30 p.m. ET to discuss the company’s second quarter 2015 financial results and business outlook. The conference call dial in information, webcast URL and replay information are as follows:

•	Domestic Call Dial In: 877-407-8035
•	International Call Dial In: 201-689-8035
•	Conference Call ID: 13615639

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Imaging Solutions for Clinical Trials	500 Linden Oaks • Second Floor • Rochester, NY 14625 • P:585.249.6231 • F:585.218.7350 • info@virtualscopics.com • www.virtualscopics.com

VSCP 2015 Q2 Financial Results, page 2

An accompanying slide presentation to enhance managements’ formal remarks, as well as a webcast of the call, can be accessed at the following:

•	http://virtualscopics.investorroom.com/webcasts or at:
•	http://www.investorcalendar.com/IC/CEPage.asp?ID=174218

A replay and slide presentation will be available one hour after the conclusion of the conference call for 90 days, and can be accessed using the following:

•	Replay Domestic Call Dial In: 877-660-6853
•	Replay International Call Dial In: 201-612-7415
•	Replay Conference Call ID: 13615639

The webcast and slide presentation can be accessed at the following:

•	http://virtualscopics.investorroom.com/webcasts or at:
•	http://www.investorcalendar.com/IC/CEPage.asp?ID=174218

About VirtualScopics, Inc.

VirtualScopics, Inc. (NASDAQ:VSCP) is a leading provider of clinical trial imaging solutions to accelerate drug and medical device development. For risk-averse, time-constrained Clinical Trial Study Teams, Medical Directors and Imaging Scientists who require quality imaging data delivered on-time, within budget and on a consistent basis, VirtualScopics’ clinical trial imaging solutions are an inspired true exception to commonly-accepted services provided by other clinical trial imaging providers. Because of the scientific and operational flexibility and responsiveness available, VirtualScopics’ clinical trial imaging solutions deliver special performance advantages compared to other image service providers that offer common, every day clinical trial imaging services. For more information on VirtualScopics, Inc., please visit www.virtualscopics.com.

Forward-looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding the expected benefits of the company’s investment in infrastructure, sales and marketing efforts, the increase in backlog, awards and bookings and the performance of existing projects and/or statements preceded by, followed by or that include the

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Imaging Solutions for Clinical Trials	500 Linden Oaks • Second Floor • Rochester, NY 14625 • P:585.249.6231 • F:585.218.7350 • info@virtualscopics.com • www.virtualscopics.com

VSCP 2015 Q2 Financial Results, page 3

words “believes”, “could”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “projects”, “seeks”, or similar expressions. Forward-looking statements deal with the company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Many of these risks and uncertainties are discussed in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov. These include without limitation: the risk of cancellation or delay of customer contracts or that contract awards do not turn into signed contracts. Other risks include the company’s dependence on its largest customers and risk of contract performance, protection of our intellectual property and the risks of infringement on the intellectual property rights of others. All forward-looking statements speak only as of the date of this press release and the company undertakes no obligation to update such forward-looking statements.

For More Information, Contact:

Donna N. Stein, APR, Fellow PRSA

Managing Partner

Donna Stein & Partners

Phone: 315-361-4672

Email: dstein1@twcny.rr.com

Financial Tables to Follow

Imaging Solutions for Clinical Trials	500 Linden Oaks • Second Floor • Rochester, NY 14625 • P:585.249.6231 • F:585.218.7350 • info@virtualscopics.com • www.virtualscopics.com

VirtualScopics, Inc. and Subsidiary
Condensed Consolidated Statements of Operations
(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Revenues	$2,854,591	$2,542,048	$5,495,812	$4,789,001
Reimbursement revenues	164,535	106,699	337,756	212,731
Total revenues	3,019,126	2,648,747	5,833,568	5,001,732

Cost of services	1,845,229	1,601,679	3,511,874	3,090,758
Cost of reimbursement revenues	164,535	106,699	337,756	212,731
Total cost of services	2,009,764	1,708,378	3,849,630	3,303,489
Gross profit	1,009,362	940,369	1,983,938	1,698,243

Operating expenses
Research & development	298,456	306,289	648,293	592,185
Sales & marketing	360,979	482,807	641,376	827,884
General & administrative	779,382	807,642	1,578,770	1,494,643
Depreciation & amortization	106,020	75,526	202,991	162,028
Total operating expenses	1,544,837	1,672,264	3,071,430	3,076,740

Operating loss	(535,475)	(731,895)	(1,087,492)	(1,378,497)

Other income (expense)
Other income	661	1,051	920	2,057
Other expense	(12,178)	(687)	(13,092)	(1,464)
Total other (expense) income	(11,517)	364	(12,172)	593

Net loss	(546,992)	(731,531)	(1,099,664)	(1,377,904)

Preferred stock dividends	42,000	42,000	84,000	84,000
Net loss available to common stockholders	$(588,992)	$(773,531)	$(1,183,664)	$(1,461,904)

Weighted average basic and diluted shares outstanding	2,994,928	2,992,853	2,994,928	2,992,421
Basic and diluted loss per share	$(0.20)	$(0.26)	$(0.40)	$(0.49)

Imaging Solutions for Clinical Trials	500 Linden Oaks • Second Floor • Rochester, NY 14625 • P:585.249.6231 • F:585.218.7350 • info@virtualscopics.com • www.virtualscopics.com

VirtualScopics, Inc.
Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2015	2014
	(Unaudited)
Assets
Current assets
Cash	$1,651,791	$4,046,599
Accounts receivable, net	2,590,123	1,814,143
Prepaid expenses and other current assets	380,231	410,188
Total current assets	4,622,145	6,270,930

Patents, net	1,115,889	1,211,770
Property and equipment, net	415,238	330,873
Other assets	6,309	10,661
Total assets	$6,159,581	$7,824,234

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable and accrued expenses	$873,049	$1,289,099
Accrued payroll	628,127	681,964
Unearned revenue	582,981	670,332
Dividends payable	335,333	335,333
Total current liabilities	2,419,490	2,976,728

Commitments and Contingencies

Stockholders' Equity
Convertible preferred stock, $0.001 par value; 1,000,000 shares authorized at June 30, 2015 and December 31, 2014;
Series C-1 3,000 shares authorized; issued and outstanding, 3,000 shares at June 30, 2015 and December 31, 2014; liquidation preference $1,000 per share	3	3
Series B 6,000 shares authorized; issued and outstanding, 600 shares at June 30, 2015 and December 31, 2014; liquidation preference $1,000 per share	1	1
Series A 8,400 shares authorized; issued and outstanding, 2,165 shares at June 30, 2015 and December 31, 2014; liquidation preference $1,000 per share	2	2
Series C-2 3,000 shares authorized; issued and outstanding, 0 shares at June 30, 2015 and December 31, 2014; liquidation preference $1,000 per share	-	-
Common stock, $0.001 par value; 20,000,000 shares authorized;
issued and outstanding, 2,994,928 shares at June 30, 2015 and December 31, 2014	2,995	2,995
Additional paid in capital	21,967,318	21,975,069
Accumulated deficit	(18,230,228)	(17,130,564)
Total stockholders' equity	3,740,091	4,847,506
Total liabilities and stockholders' equity	$6,159,581	$7,824,234

Imaging Solutions for Clinical Trials	500 Linden Oaks • Second Floor • Rochester, NY 14625 • P:585.249.6231 • F:585.218.7350 • info@virtualscopics.com • www.virtualscopics.com